Exhibit 99.1

For Immediate Release

CONTACT:

Terry R. Gibson

iGO, Inc.

(408) 399-6494

IGO, INC. PROVIDES UPDATE ON PREVIOUSLY ANNOUNCED VOLUNTARY DELISTING FROM NASDAQ

SCOTTSDALE, Ariz., November 22, 2013 -- iGO, Inc. (OTCQB: IGOI) (the “Company”) announced today that, in connection with its previously announced voluntary delisting from the NASDAQ Capital Market, it expects its common stock, par value $0.10 per share, with the associated Series H Junior Participating Preferred Stock Purchase Rights, to begin trading on the OTCQB Marketplace, operated by the OTC Markets Group, commencing today, November 22, 2013. As of market open, investors and other interested parties will be able to view the stock quotes for the Company at http://www.otcmarkets.com/stock/IGOI/quote. Although the Company expects that its securities will be quoted on the OTCQB Marketplace, the Company can provide no assurance that any trading market for these securities will exist on the OTCQB.

The Company intends to file a Form 15 with the Securities and Exchange Commission on December 2, 2013. The Form 15 will be filed to voluntarily effect deregistration of the Company’s securities pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended. After deregistration of the Company’s stock is effective and its periodic reporting requirements are suspended, the Company intends to continue to provide interim unaudited financial information and annual audited financial information to its stockholders.

Following deregistration, the Company anticipates that its securities will no longer be quoted on the OTCQB but instead will be quoted on the OTC Pink Marketplace. The Company cannot guarantee that trading in its securities will continue in the OTC Pink Market or in any other forum.

About iGO, Inc.

iGO, Inc. offers a full line of innovative accessories for almost every mobile electronic device on the market. Whether a consumer wants to power, protect, listen to, share, cool, hold or connect to their device, iGO has the accessories they need.

iGO’s products are available at www.igo.com as well as through leading resellers and retailers. For additional information call 480-596-0061, or visit www.igo.com.

iGO is a registered trademark of iGO, Inc. All other trademarks or registered trademarks are the property of their respective owners.

iGO has adopted a Rights Agreement to deter acquisitions of 4.9% or more of the Company's common stock (subject to certain exceptions) by any group or person in order to protect the Company's ability to utilize its net loss carryforwards to reduce potential future federal income tax obligations.

Forward-looking statements

This press release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. The words “believe,” “expect,” “anticipate,” “should,” and other similar statements of our expectation identify forward-looking statements. These forward-looking statements are based largely on management’s expectations and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Risks that could cause results to differ materially from those expressed in these forward-looking statements include, among others, the risk that unforeseen events occur and delay the preparation and filing of the Form 25 and Form 15 and that the SEC does not accept or requires amendments to the Form 25 and Form 15 resulting in a delay in the delisting and deregistration of the Company’s common shares, and the continued interest of market makers in trading the Company’s common stock and the Company’s decision to deregister its common stock under the Securities Exchange Act of 1934, as amended. Additionally, other factors that could cause actual results to differ materially from those set forth in, contemplated by, or underlying these forward-looking statements are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 under the heading “Risk Factors.” In light of these risks and uncertainties, the forward-looking statements contained in this press release may not prove to be accurate. The Company undertakes no obligation to publicly update or revise any forward-looking statements, or any facts, events, or circumstances after the date hereof that may bear upon forward-looking statements. Additionally, the Company does not undertake any responsibility to release publicly updates on any occurrence of unanticipated events which may cause actual results to differ from those expressed or implied by these forward-looking statements.

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